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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 19, 2003
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)









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ITEM 5.  OTHER EVENTS

On June 19, 2003, Fitch, Inc. (Fitch) announced in a press release that it lowered its ratings on GMAC and GM. A portion of the press release issued by Fitch follows:

Fitch Ratings-Chicago-June 19, 2003: Fitch has downgraded the senior unsecured debt of General Motors Corporation (GM) and its financial services subsidiary, General Motors Acceptance Corp. (GMAC) and related entities to 'BBB+' from 'A-'. Fitch affirms the corresponding commercial paper ratings at 'F2'. The Rating Outlook remains Negative.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        June 19, 2003         /s/  William F. Muir
              ----------------       -------------------------------------
                                     William F. Muir
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        June 19, 2003         /s/  Linda K. Zukauckas
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Controller and Principal Accounting Officer